SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): August 29, 1997



                         AMERICAN BIO MEDICA CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                    0-28666                22-3378935
- --------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


                   102 Simons Road Ancramdale, New York 12503
- --------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243


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     Item 4. Change in Registrant's Certifying Accountants

     The Board of Directors of the Registrant appointed the firm of Richard A. Eisner & Company as independent auditors for the fiscal year ending April 30, 1998. Thomas P. Monahan served as the Registrant's independent auditor for the fiscal year ended April 30, 1995,1996 and 1997.

     The registrant believes that there were no disagreements with Thomas P. Monahan within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with audits of the Company's financial statements for the fiscal years ended April 30, 1995, 1996 and 1997 which disagreements, if not resolved to their satisfaction, would have caused him to issue an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the three most recent fiscal years ended and through the present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Thomas P. Monahan.

     Item 5. Other Events.

     The Board of Directors of the Registrant has appointed Thomas P. Monahan as its Treasurer and Chief Financial Officer. Stan Cipkowski, President and formerly Treasurer of the Registrant will resign from the position of Treasurer. The resignation of Mr. Cipkowski and the appointment of Mr. Monahan will take place on August 29, 1997.

     Thomas P. Monahan has served as auditor of the Registrant for the fiscal years ended April 30, 1995, 1996 and 1997. He has been a certified public accountant since 1986; and since 1987, has maintained an independent accounting practice. From June, 1985 to June 1987, Mr. Monahan was Controller for Superior Steakhouse Systems of Mineola, New York overseeing the operations of ten Ponderosa Steak House restaurants in the New York Metropolitan area. From March, 1983 to June, 1985, Mr. Monahan was Controller of CoverTemp Companies in White Plains, New York overseeing a department of 15 employees and supplying payroll to approximately 600 persons per week. From 1980 to 1983, Mr. Monahan served as a senior level staff accountant for Joseph Mauriello and Company, South Orange, New Jersey and Arthur Breakstone and Company in Fort Lee, New Jersey.



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERICAN BIO MEDICA CORPORATION
                                          (Registrant)

                                By: /s/Stan Cipkowski
                                    -----------------
                                    Stan Cipkowski,
                                     President and Principal
                                     Executive Officer and
                                     Principal Financial Officer

     Dated: August 29, 1997